VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2010

Global Strategy Fund.    On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Tina Sadler as a portfolio manager of the Fund is deleted effective January 3, 2010. Peter A. Nori and Gary Motyl of Templeton Investments, LLC will maintain primary portfolio management responsibilities for the equity portion of the Fund.

Date:    December 30, 2010